UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 10, 2025
PACIRA BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35060	51-0619477
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Sierra Point Parkway, Suite 900
Brisbane, California 94005
(Address and Zip Code of Principal Executive Offices)

(650) 242-8052
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PCRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2025, Pacira BioSciences, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) in Parsippany, New Jersey and via live webcast online at www.cesonlineservices.com/pcrx25_vm, at which the Company’s stockholders approved the Amended and Restated 2011 Stock Incentive Plan (the “A&R 2011 Plan”). The A&R 2011 Plan was amended primarily to increase the number of shares of common stock authorized for grant by 2,500,000 newly reserved shares. The A&R 2011 Plan became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the A&R 2011 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2025 (the “Proxy Statement”). The summaries of the A&R 2011 Plan set forth above and in the Proxy Statement are qualified in their entirety by reference to the full text of the A&R 2011 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 10, 2025, the Company held the Annual Meeting in Parsippany, New Jersey and via live webcast online at www.cesonlineservices.com/pcrx25_vm. As of April 17, 2025, the record date for the Annual Meeting, 46,290,830 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted on at the Annual Meeting is as follows:

Proposal 1 — Election of three Class II directors to hold office until the 2028 annual meeting of stockholders, and until their respective successors have been duly elected and qualified.

Nominee:	For	Withhold	Broker Non-Votes
Marcelo Bigal	33,364,221	4,017,587	8,909,022
Frank D. Lee	32,858,858	4,522,950	8,909,022
Alethia Young	28,757,450	8,624,358	8,909,022

Proposal 2 — Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstain
40,022,569	352,947	20,917

Proposal 3 — Advisory vote to approve the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
14,752,829	22,595,202	33,777	8,909,022

Proposal 4 — Advisory vote to approve the frequency of future advisory votes to approve the compensation of the Company’s named executive officers.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
35,312,982	10,044	2,038,514	20,268	8,909,022

Based on these results and good corporate governance, the Company’s board of directors (the “Board”) has determined to hold an advisory vote to approve the compensation of the Company’s named executive officers every year until the next required advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers or until the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the stockholders of the Company.

Proposal 5 — Approval of the Company’s Amended and Restated 2011 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
22,043,902	15,317,588	20,318	8,909,022

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amended and Restated 2011 Stock Incentive Plan

104	Cover Page Interactive Data File (Formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIRA BIOSCIENCES, INC. (REGISTRANT)

Dated:	June 13, 2025	By:	/s/ KRISTEN WILLIAMS
Kristen Williams
Chief Administrative Officer and Secretary